490 P-1 03/14

SUPPLEMENT DATED MARCH 3, 2014

TO THE CURRENTLY EFFECTIVE PROSPECTUS

 OF

Templeton Asian Growth Fund

(Templeton Global Investment Trust)

The Prospectus is amended as follows:

The following paragraphs are added to the “Fund Summary” and “Fund Details” sections:

On February 25, 2014, the Board of Trustees of Templeton Global Investment Trust on behalf of Templeton Asian Growth Fund approved a proposal to terminate and liquidate the Fund.

Effective at the close of market on March 18, 2014, the Fund is closed to new investors. Existing investors who had an open and funded account on March 18, 2014 can continue to invest through exchanges and additional purchases. Effective at the close of market on May 13, 2014, the Fund will be closed to additional investments from existing shareholders, except for purchases made through reinvestment of dividends or capital gains distributions. Re-registration of accounts held by existing investors, if required for legal transfer or administrative reasons, will be allowed.

The liquidation is anticipated to occur on or about May 20, 2014 (Liquidation Date). Except for retirement plan accounts, shareholders with accounts in the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them.

Shareholders may exchange their Fund shares for shares of other Franklin Templeton funds, consistent with the Fund’s prospectus, prior to the Liquidation Date. An exchange out of the Fund prior to the Liquidation Date, or liquidation, may be considered a taxable transaction for nonretirement plan accounts. Shareholders should consult their tax advisor regarding the effect of the Fund’s liquidation in light of their individual circumstances. Participants in retirement plan accounts will receive further information regarding the handling of the liquidation. In considering new purchases or exchanges, shareholders may want to consult with their financial advisors to consider their investment options.

The Fund reserves the right to modify this policy at any time.

Please keep this supplement for future reference.